UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE RBB FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE RBB FUND, INC.

Bellevue Corporate Center
400 Bellevue Parkway, 4th Floor
Wilmington, Delaware 19809
Phone: 1-800-430-9618 (Sansom Street Class)
1-800-533-7719 (Bedford Class)

Money Market Portfolio

August __, 2006

Dear Shareholder:

The Board of Directors of The RBB Fund, Inc. (the "Company") is pleased to announce a special meeting of shareholders (the "Meeting") of the Company's Money Market Portfolio (the "Portfolio") on September 26, 2006 at 10:30 a.m. (Eastern time) at the Company's offices, Bellevue Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809, to address the issues noted below.

BlackRock, Inc. ("BlackRock"), the parent company of BlackRock Institutional Management Corporation ("BIMC"), the investment adviser to the Portfolio, and Merrill Lynch & Co., Inc. ("Merrill Lynch") announced on February 15, 2006 that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers, to BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management (the "Transaction"). The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Although BlackRock has informed the Board of Directors of the Company that it does not believe the Transaction will be an assignment of the Portfolio's current Investment Advisory and Administration Agreement under the Investment Company Act of 1940, as amended, it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of the current agreement. Due to this uncertainty, the Portfolio is submitting a new Investment Advisory and Administration Agreement (the "New Agreement") to its shareholders to prevent any potential disruption in BIMC's ability to provide services after the Transaction is completed. The total contractual fees payable by the Portfolio for advisory and administration services will remain the same under the New Agreement.

The Board of Directors unanimously recommends your approval of the proposal described in the proxy statement. We value your relationship and look forward to your vote in favor of the approval of the New Agreement.

  Sincerely,
  Edward J. Roach
  President

Please review the enclosed materials and complete, sign, date and return the enclosed proxy card. It is important that you return the proxy card to ensure your shares will be represented at the shareholder meeting to be held on September 26, 2006. Please refer to your individual proxy card for information about other convenient voting options that may be available to you, such as voting by telephone or by facsimile.

THE RBB FUND, INC.

Bellevue Corporate Center
400 Bellevue Parkway, 4th Floor
Wilmington, Delaware 19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 26, 2006

Money Market Portfolio

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company") will be held on September 26, 2006 at 10:30 a.m. (Eastern time), at the Company's offices, Bellevue Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809.

The Meeting will be held for the following purposes:

1.  To approve a new Investment Advisory and Administration Agreement between the Company, on behalf of the Portfolio, and BlackRock Institutional Management Corporation; and

2.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

The proposals stated above are discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on July 24, 2006 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Your board of directors unanimously recommends that you vote in favor of the approval of the new investment advisory and administration agreement.

Shareholders are requested to execute and return promptly in the enclosed envelope the accompanying proxy card or cards which are being solicited by the Company's Board of Directors. Also, please refer to your individual proxy card for information about other convenient voting options that may be available to you, such as voting by telephone or facsimile. This is important for the purpose of ensuring a quorum at the Meeting. A proxy may be revoked by any shareholder at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Company's Secretary, or by withdrawing the proxy and voting in person at the Meeting.

  Edward J. Roach
  President

August __, 2006

THE RBB FUND, INC.

Bellevue Corporate Center
400 Bellevue Parkway, 4th Floor
Wilmington, Delaware 19809

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board" or the "Directors") of The RBB Fund, Inc. (the "Company") in connection with a special meeting ("Special Meeting") of shareholders of the Company's Money Market Portfolio (the "Portfolio"). The Special Meeting will be held at the Company's offices, Bellevue Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809 on September 26, 2006 at 10:30 a.m. (Eastern time). The Special Meeting and any adjournments thereof are referred to in this Proxy Statement as the "Meeting." This Proxy Statement, accompanying shareholder letter, Notice of Special Meeting of Shareholders and proxy card or cards will first be mailed to the Portfolio's shareholders on or about September __, 2006.

The following proposal will be voted on at the Meeting:

Proposal	Shareholders Solicited
To approve a new Investment Advisory and Administration Agreement between the Company, on behalf of the Portfolio, and BlackRock Institutional Management Corporation (the "New Agreement").	All shareholders of record of the Portfolio voting together and not by share class.

Although shares of the Portfolio have been divided into two classes, i.e. the Sansom Street Class and the Bedford Class, the proposal to be presented at the Meeting, as described in this Proxy Statement, does not involve a separate vote by a single class of shares.

Only shareholders of record of the Portfolio at the close of business on July 24, 2006, the record date for the Meeting ("Record Date"), will be entitled to notice of and to vote at the Meeting. As of the Record Date, the number of outstanding shares of the Portfolio was 172,186,652.430 comprised of 26,875,099.590 shares of the Sansom Street Class and 145,311,552.840 shares of the Bedford Class.

Each shareholder of record on the Record Date shall be entitled to one vote for each full share held and each fractional share shall be entitled to a proportionate fractional vote. Shares may be voted in person, by proxy, by telephone or by facsimile. The Portfolio's shares are referred to herein as "Shares."

Proxy solicitations will be made primarily by mail. The Company's officers and employees of BlackRock Institutional Management Corporation, the investment adviser to the Portfolio ("BIMC" or the "Investment Adviser"), may also solicit proxies personally or by telephone or telefax. The Altman Group has been retained to solicit proxies in connection with the Meeting for fees and expenses of approximately $_________. Merrill Lynch & Co., Inc. ("Merrill Lynch") will bear all costs related to the proxy solicitation and shareholder meeting. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by withdrawing the proxy, attending the Meeting and voting in person.

Properly signed proxies received by the Company in time for voting and not so revoked will be voted in accordance with the directions specified therein at the Meeting or any adjournment. The Board of Directors recommends a vote FOR approval of the New Agreement. If no specification is made, the proxy will be voted: 1) FOR approval of the New Agreement and 2) in the discretion of the proxies as to any other matter which may properly come before the Meeting or any adjournment thereof.

The Company will furnish, without charge, copies of its annual and semi-annual reports to shareholders dated August 31, 2005 and February 28, 2006, respectively, to any shareholder upon request. The annual and semi-annual reports may be obtained by writing to: The RBB Fund, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 or by calling (800) 430-9618 (Sansom Street Class) or (800) 533-7719 (Bedford Class).

INTRODUCTION

The Company is organized as a Maryland corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

At the Meeting, shareholders of the Portfolio are being asked to approve a new Investment Advisory and Administration Agreement (the "New Agreement") for the Portfolio to replace the Portfolio's current Investment Advisory and Administration Agreement (the "Current Agreement") for the reasons discussed below. The Directors believe that this proposal is in the best interests of the Portfolio's shareholders.

PROPOSAL: APPROVAL OF NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT FOR THE PORTFOLIO

The 1940 Act requires that an investment advisory agreement for an investment company provide for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). A sale of a controlling block of an investment adviser's voting securities generally is deemed to result in an assignment of an investment adviser's investment advisory agreement. Although BlackRock, Inc. ("BlackRock"), the parent company of BIMC, has informed the Board that it does not believe the Transaction (as defined below) will be an assignment of the Current Agreement under the 1940 Act, it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of the Current Agreement. Due to this uncertainty, the Company is submitting the New Agreement to the shareholders of the Portfolio to prevent any potential disruption in BIMC's ability to provide services to the Portfolio after the Transaction is completed. It is expected that the New Agreement will be effective upon the closing of the Transaction or, if the Transaction is not completed, at such time as the Board of Directors of the Company determines.

Description of the Transaction

BlackRock and Merrill Lynch announced on February 15, 2006 that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers ("MLIM"), to BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management (the "Transaction"). Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. Merrill Lynch will have a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), which currently holds a majority interest in BlackRock, will have approximately a 34% economic and voting interest. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares on all matters in accordance with the recommendation of BlackRock's board. Completion of the Transaction is subject to various regulatory approvals, client consents, approval by BlackRock shareholders and customary conditions. The Transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

In anticipation of the Transaction, the Company's Board of Directors met in person on May 25, 2006 (the "May Board Meeting") for purposes of, among other things, considering whether it would be in the best interests of the Portfolio and its shareholders to approve the New Agreement between the Company, with respect to the Portfolio, and the Investment Adviser. The 1940 Act requires that the New Agreement be approved by the Portfolio's shareholders in order for it to become effective. At the May Board Meeting, and for the reasons discussed below (see "Board Considerations" below), the Board, including a majority of the Board members who are not "interested persons" of the Company or the Investment Adviser as defined in the 1940 Act (the "Independent Board Members"), unanimously approved the New Agreement and unanimously recommended its approval by shareholders of the Portfolio in order to assure continuity of investment advisory services to the Portfolio after the Transaction. In the event shareholders of the Portfolio do not approve the New Agreement, the Board will take such action as it deems to be in the best interests of the Portfolio and its shareholders.

At the May Board Meeting, the Company's Board of Directors also approved an Interim Investment Advisory and Administration Agreement between the Company, on behalf of the Portfolio, and the Investment Adviser (the "Interim Agreement") pursuant to Rule 15a-4 under the 1940 Act, to be effective in the event that shareholder approval of the New Agreement is not obtained by the time of the closing of the Transaction. Pursuant to Rule 15a-4, the Interim Agreement can remain in effect for up to 150 days from the date of the closing of the Transaction while the Portfolio seeks shareholder approval of the New Agreement. Rule 15a-4 imposes the following conditions, all of which have been met in the case of the Interim Agreement:

(i) the compensation under the interim contract may be no greater than under the previous contract;

(ii) the fund's board of directors, including a majority of the independent directors, has voted in person to approve the interim contract before the previous contract is terminated;

(iii) the fund's board of directors, including a majority of the independent directors, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(iv) the interim contract provides that the fund's board of directors or a majority of the fund's outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the adviser;

(v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund's board, including a majority of the independent directors;

(vi) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders; and

(vii) the fund's board of directors satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

If the Interim Agreement does become effective, the fees earned by the Investment Adviser during the interim period will be held in an interest-bearing escrow account at the Portfolio's custodian, PFPC Trust Company. If the Portfolio's shareholders approve the New Agreement within 150 days of the date of the Interim Agreement, such approval will be viewed as implicit approval of the Interim Agreement by shareholders and the Investment Adviser will receive any fees paid to the escrow account, including interest earned. If shareholders of the Portfolio do not approve the New Agreement within 150 days of the date of the Interim Agreement, then the Investment Adviser will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

Section 15(f) of the 1940 Act

BlackRock and Merrill Lynch have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) in relation to any funds advised by MLIM. To the extent it is determined that the Transaction is an assignment under the 1940 Act, BlackRock and Merrill Lynch have agreed to the same conduct in relation to the Portfolio. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser of a registered fund occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company's board of directors or trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Company currently meets this test. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

The New Agreement

At the May Board Meeting, the Company's Board of Directors, including a majority of the Independent Board Members, voted to approve, and to recommend that the shareholders of the Portfolio approve, the New Agreement in the form attached to this Proxy Statement as Appendix A.

The Current Agreement is dated August 16, 1988 and was approved by the Portfolio's sole shareholder on August 16, 1988 prior to the Portfolio's commencement of operations. Pursuant to the New Agreement, BIMC will provide services substantially the same as those currently provided under the Current Agreement and will be entitled to receive advisory and administration fees identical to the advisory and administration fees payable under the Current Agreement. The Directors have determined that approving the New Agreement for these purposes is appropriate and beneficial to the Portfolio.

Services Provided

The investment advisory, accounting and administration services which BIMC has agreed to provide to the Portfolio under the New Agreement will be substantially the same as those provided under the Current Agreement. Under the New Agreement, BIMC, subject to the supervision of the Board of Directors of the Company, will provide a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio. BIMC will also determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolio, will place orders for all purchases and sales of securities for the Portfolio, and will coordinate contractual relationships and communication between the Company and its service providers. BIMC will provide the services to be rendered by it under the New Agreement in accordance with the investment objective, restrictions and policies of the Portfolio as stated in its prospectuses and statements of additional information.

Unlike the Current Agreement, the New Agreement provides that: (i) to the extent permitted by applicable law, BIMC may enter into contracts with one or more sub-advisors, including without limitation, affiliates of BIMC, to perform investment sub-advisory services with respect to the Portfolio, subject to approval by the Company's Board of Directors but not the approval by a vote of the outstanding voting securities of the Portfolio; (ii) to the extent permitted by applicable law, BIMC may reallocate all or a portion of its investment advisory responsibilities under the New Agreement to any of its affiliates; (iii) BIMC is required to supervise and oversee the activities of each sub-advisor under its sub-advisory contract; and (iv) to the extent permitted by applicable law and subject to approval by the Company's Board of Directors, BIMC may terminate any or all sub-advisors in its sole discretion at any time. Unlike the New Agreement, the Current Agreement permits BIMC to engage PNC Bank, N.A. ("PNC Bank") to provide statistical and credit advice, as well as computer and research services as sub-adviser to the Portfolio. PNC Bank provided these services to the Portfolio pursuant to a Sub-Advisory Agreement dated August 16, 1988. PNC Bank's sub-advisory fees were paid by BIMC from the fees it received from the Portfolio pursuant to the Current Agreement. As of April 29, 1998, BIMC assumed the obligations of PNC Bank under the Sub-Advisory Agreement and eliminated BIMC's obligation to pay for such sub-advisory services. If the New Agreement is approved by shareholders of the Portfolio, the Company's Board of Directors intends to terminate the Sub-Advisory Agreement.

Under the New Agreement, BIMC has agreed to provide the following accounting services on a daily basis, which are identical to the accounting services that BIMC provides under the Current Agreement: (1) journalize the Portfolio's investment, capital share and income and expense activities; (2) verify investment buy/sell trade tickets and transmit trades to the Company's custodian for proper settlement; (3) maintain individual ledgers for investment securities; (4) maintain historical tax lots for each security; (5) reconcile cash and investment balances of the Portfolio with the custodian, and prepare the beginning cash balance available for investment purposes; (6) update the cash availability throughout the day as required; (7) post to and prepare the Portfolio's statement of assets and liabilities and the statement of operations; (8) calculate various contractual expenses; (9) monitor the expense accruals and notify management of the Company of any proposed adjustments; (10) control all disbursements from the Portfolio; (11) calculate capital gains and losses; (12) determine net income; (13) obtain security market quotes and calculate the market value of the Portfolio's investments; (14) compute the net asset value of the Portfolio; and (15) compute the Portfolio's yields, total return, expense ratios, portfolio turnover rate and average dollar-weighted maturity.

In addition to these accounting services, BIMC has agreed to provide these administration services pursuant to the New Agreement, which are substantially the same as the administration services that BIMC provides under the Current Agreement: (1) provide general ledger and Portfolio holdings upon request; (2) prepare quarterly broker security transactions summaries; (3) supply various normal and customary Portfolio and Company statistical data as requested on an ongoing basis; (4) prepare for execution and file the Portfolio's Federal and state tax returns; (5) prepare and file the Company's Semi-Annual Reports with the SEC on Form N-SAR and prepare and file the Company's Rule 24f-2 Notice and Form N-PX with the SEC; (6) prepare and file with the SEC the Portfolio's annual, semi-annual and quarterly shareholder reports on Form N-CSR and Form N-Q; (7) assist with the preparation of registration statements on Form N-1A and other filings relating to the registration of Shares; (8) monitor the Company's status as a regulated investment company under Sub-chapter M of the Internal Revenue Code of 1986, as amended; (9) qualify the Portfolio's Shares for sale in each state in which the Company's Board of Directors determines and make all filings and take all appropriate actions necessary to maintain and renew such registrations of Shares; (10) monitor the Company's compliance with the amounts and conditions of each such state qualification; and (11) maintain the Company's fidelity bond as required by the 1940 Act and obtain a directors and officers liability policy.

Like the Current Agreement, the New Agreement also provides that BIMC shall act as liaison with the Company's independent registered public accounting firm and shall provide account analyses, fiscal year summaries, and other audit related schedules.

If shareholders approve the New Agreement, the Portfolio will receive these investment advisory, accounting and administration services pursuant to the New Agreement. The New Agreement, like the Current Agreement, authorizes BIMC to engage any wholly-owned subsidiary of PNC to provide accounting and administration services, provided that the delegate agrees with BIMC to comply with all relevant provisions of the 1940 Act and BIMC and such delegate promptly provide such information as the Company may request relative to the delegation. Pursuant to the Current Agreement, the Company and BIMC have engaged PFPC Inc. ("PFPC") to provide accounting and administrative services to the Portfolio pursuant to a Delegation Agreement dated July 29, 1998. The Company and BIMC expect to engage PFPC to continue to provide these services to the Portfolio pursuant to a new Delegation Agreement.

Fees and Expenses

The fees payable by the Portfolio under the New Agreement are identical to the fees payable under the Current Agreement. The New Agreement and the Current Agreement both provide for a maximum fee, computed daily and payable monthly, at the annual rate of 0.45% of the first $250 million of the Portfolio's average daily net assets, 0.40% of the next $250 million of the Portfolio's average daily net assets and 0.35% of the Portfolio's average daily net assets in excess of $500 million. Therefore, shareholder approval of the New Agreement will NOT result in any increase in contractual advisory fees payable. BIMC is voluntarily waiving fees and/or reimbursing expenses for the current fiscal year ended August 31, 2006. While these fee waivers and/or reimbursements are voluntary, and may be terminated at any time, as of the date of this Proxy Statement BIMC anticipates that it will continue to waive fees and/or reimburse expenses through the fiscal year ending August 31, 2007. The Portfolio's fees (after fee waivers) for the advisory and administration services provided under the Current Agreement will not exceed 0.16% of its average daily net assets.

Pursuant to the Current Agreement, for the fiscal year ended August 31, 2005, the Portfolio paid BIMC advisory fees in the amount of $208,966, after waivers and reimbursements. BIMC voluntarily waived fees and reimbursed expenses for this fiscal year in the amount of $783,584.

The fees payable to PFPC under both the current Delegation Agreement and the new Delegation Agreement are payable by the Portfolio out of the fees payable to BIMC under the Current Agreement and New Agreement, respectively.

Standard of Liability

Under the Current Agreement and the New Agreement, BIMC is not liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the respective Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC in the performance of its duties or from reckless disregard by it of its obligations and duties under the respective Agreement. Like the Current Agreement, the New Agreement also provides that in the event BIMC delegates its accounting and administration duties to any wholly-owned direct or indirect subsidiary of PNC, BIMC will remain responsible for the performance of such duties and will hold the Portfolio harmless from the acts and omissions of any such delegate. The Company and BIMC expect to enter into a new Delegation Agreement, under the standards of care provided for in the respective Agreement, with PFPC under which, like the current Delegation Agreement, PFPC provides certain accounting and administrative services to the Portfolio and is liable for failure to perform its duties arising out of PFPC's willful misfeasance, bad faith, gross negligence or disregard of its duties under the Delegation Agreement. The Delegation Agreement does not require shareholder approval.

Term and Termination

The term and termination provisions of the New Agreement will be the same as those provisions in the Current Agreement. If approved by shareholder of the Portfolio, the New Agreement will become effective upon the closing of the Transaction. Unless sooner terminated, the New Agreement will continue until August 16, 2007. Thereafter, if not terminated, the New Agreement will continue for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Company who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Portfolio, provided, however, that the New Agreement may be terminated by the Company at any time, without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days' written notice to the Company. The New Agreement will immediately terminate in the event of its assignment as defined in the 1940 Act.

Board Considerations

The New Agreement was approved by the Board of Directors, including a majority of the Independent Board Members, at an in-person meeting of the Board held on May 25, 2006. In determining to approve the New Agreement, the Directors met with the relevant investment advisory personnel from BIMC and considered all information they deemed reasonably necessary to evaluate the terms of the New Agreement. The Board received materials in advance of the meeting relating to its consideration of the New Agreement, including, among other things: (i) the nature, extent, and quality of BIMC's services provided to the Portfolio, (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) BIMC's investment philosophy and processes; (iv) BIMC's assets under management and client descriptions; (v) BIMC's trade allocations policies; (vi) advisory fee arrangements with the Portfolio and other similarly managed clients; (vii) compliance procedures; (viii) BIMC's financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report comparing the Portfolio's advisory fees and expenses to those of its peer group; and (xi) a report comparing the Portfolio's performance to the performance of its peer group. In addition, the Board reviewed a memorandum from its independent counsel on the Board's obligations in considering approval of the New Agreement. The information reviewed was responsive to requests by the Board's independent counsel for information to assist the Board in its considerations.

Nature, Extent and Quality of Services.  The Directors, including the Independent Board Members, reviewed information provided by BIMC, and considered the nature, extent and quality of the services to be provided by BIMC to the Portfolio. The Directors considered BIMC's investment philosophy, its investment research process, BIMC's trading capabilities and market access as well as BIMC's brokerage and investment allocation policy and compliance services to be provided to the Portfolio. The Directors considered that the services to be provided under the New Agreement are substantially the same as those provided under the Current Agreement. The Directors concluded that BIMC's advisory services to be provided to the Portfolio were satisfactory.

The Directors, including the Independent Board Members, also considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the New Agreement. The Directors were advised by BIMC that it was not anticipated that there would be any changes in the personnel who provide services to the Portfolio after the consummation of the Transaction. Finally, the Directors considered the business reputation of BlackRock and its financial resources and concluded that BIMC would be able to meet any reasonably foreseeable obligation under the New Agreement.

Fees and Expenses.  The Directors, including the Independent Board Members, reviewed and considered comparative fee and expense information prepared by Lipper Analytical Services, Inc. ("Lipper") in evaluating the fees payable by the Portfolio. The Directors considered that the Portfolio's gross fees were the same as those of the Lipper peer group median for the Bedford Class and higher than those of the Lipper peer group median for the Sansom Street Class. The Directors noted that the Portfolio's net advisory fees (after waivers) were less than those of the respective Lipper peer group medians for the Bedford Class and Sansom Street Class and compared favorably to the fees paid to BIMC for managing assets for other registered investment company clients (after waivers) with investment objectives similar to the Portfolio's investment objective. The Directors also considered the total expense ratios (after waivers) for the Portfolio's Bedford Class and Sansom Street Class, which were the same as the total expense ratio (after waivers) for the Bedford Class Lipper peer group median and lower than the total expense ratio (after waivers) for the Sansom Street Class Lipper peer group median. In approving the New Agreement, the Directors considered that the fees payable by the Portfolio under the New Agreement are identical to the fees payable under the Current Agreement and, as with the Current Agreement, the Board concluded that the fees to be paid pursuant to the New Agreement were fair and reasonable in light of the services to be provided.

The Directors considered the effect of any economies of scale and noted that the presence of advisory fee waivers by BIMC benefited the Portfolio's shareholders. Further, breakpoints in BIMC's contractual advisory fee would benefit investors if Portfolio assets were to increase.

Fund Performance.  The Board of Directors, including the Independent Board Members, reviewed and considered information prepared by Lipper about the investment performance of the Portfolio's Bedford Class and Sansom Street Class, as well as the performance of funds with the same investment classification and objective ("performance universe") of each Class. The Board was provided with performance data for the Bedford Class and Sansom Street Class over the one, two, three, four, five and ten year periods ended March 31, 2006, as compared to performance of the performance universe identified by Lipper. The Directors noted that the performance of each Class had equaled or exceeded the performance of its Lipper performance universe median during each period. The Directors, including the Independent Board Members, concluded that the Portfolio's performance compared favorably with that of its Lipper performance universe.

Profitability.  The Board of Directors, including the Independent Board Members, considered the level of BIMC's and its affiliates' profits in respect of their relationship with the Portfolio, including the cost of services provided by BIMC. This consideration included a review of BIMC's and its affiliates' revenue and expense analysis in connection with the management of the Portfolio. The Board of Directors considered that, except for custody services provided by PFPC Trust Company, BIMC and its affiliates incurred an overall net operating loss in connection with the services provided to the Portfolio.

Other Benefits to the Investment Adviser.  The Board of Directors, including the Independent Board Members, also took into account not only the fees payable by the Portfolio under the New Agreement, but also potential benefits to BIMC, such as the engagement of affiliates of BIMC as service providers to the Portfolio, including for sub-administration, regulatory administration, transfer agency, distribution and custodial services.

No one factor was considered to be determinative to the decision of the Board to approve the New Agreement. The Board, including the Independent Board Members, concluded, after weighing and balancing all factors considered, that approval of the New Agreement was in the best interests of shareholders of the Portfolio.

Information on BIMC

BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned, indirect subsidiary of BlackRock, one of the largest publicly traded investment management firms in the United States with $464 billion of assets under management as of June 30, 2006. Following the Transaction, BlackRock expects to have approximately $1 trillion of assets under management. BlackRock is a majority-owned, indirect subsidiary of PNC, one of the largest diversified financial services companies in the United States. BlackRock Advisors, Inc. with offices at 100 Bellevue Parkway, Wilmington, Delaware 19809 is the immediate parent of BIMC and owns 100% of BIMC's stock.

The names, addresses and principal occupations of the principal executive officers and directors of BIMC are as follows:

Name And Address*	Position With BIMC	Principal Occupation
Keith T. Anderson	Vice Chairman	Vice Chairman, Fixed Income Portfolio Management Group, BlackRock, Inc.

Paul L. Audet	Managing Director and Director	Managing Director, BlackRock, Inc., Head, Cash Management and Regional Chief Operating Officer, Delaware Office, BlackRock, Inc.

Steven E. Buller	Chief Financial Officer and Managing Director	Chief Financial Officer and Managing Director, BlackRock, Inc.

Name And Address*	Position With BIMC	Principal Occupation
Laurence J. Carolan	Managing Director and Director	Managing Director, BIMC

Robert P. Connolly	General Counsel, Secretary and Managing Director	General Counsel, Secretary and Managing Director, BlackRock, Inc.

Laurence D. Fink	Chief Executive Officer	Chief Executive Officer , BlackRock, Inc.

Charles S. Hallac	Vice Chairman	Vice Chairman, BlackRock Solutions, BlackRock, Inc.

Robert S. Kapito	Vice Chairman and Director	Vice Chairman of BlackRock, Inc.

Kevin M. Klingert	Managing Director and Director	Managing Director, BIMC

John P. Moran	Managing Director, Treasurer and Director	Managing Director and Treasurer, BIMC

Barbara G. Novick	Vice Chairman	Vice Chairman, Account Management Group, BlackRock, Inc.

Ralph L. Schlosstein	President and Director	President and Director, BlackRock, Inc.; Trustee: Visiting Board of Overseers of John F. Kennedy School of Government of Harvard University; Financial Institutions Center of The Wharton School of the University of Pennsylvania; American Museum of Natural History; Trinity School; New Visions for Public Education; The Public Theater; The James Beard Foundation; Board of Advisors, Marujupu LLC.

Mark G. Steinberg	Managing Director and Director	Managing Director, BIMC

Susan L. Wagner	Vice Chairman and Chief Operating Officer	Vice Chairman and Chief Operating Officer, BlackRock, Inc.

*The address for these individuals is 100 Bellevue Parkway, Wilmington, Delaware 19809.

J. Richard Carnall, a director of the Company, owns shares of PNC and Merrill Lynch. BIMC, PFPC (the Company's sub-administrator, transfer agent and dividend disbursing agent), PFPC Trust Company (the Company's custodian) and PFPC Distributors, Inc. (the Company's principal underwriter) are indirect subsidiaries of PNC.

Other Advisory Clients

BIMC also acts as investment adviser and/or sub-adviser to various other registered investment companies. The table below sets forth certain information with respect to such investment portfolios which have similar investment objectives to the Portfolio. The fee rates shown do not include any administration fees payable by the investment companies, except those of the BlackRock Liquidity Funds, which include both advisory and administration fees.

Name of Fund	Net Assets As of June 30, 2006	Annual Rate of Management Fees as a Percentage of Net Assets
Plan Investment Fund
Money Market Portfolio[1]	$217,524,824	0.20% of first $250 million 0.15% of next $250 million 0.12% of next $250 million 0.10% of next $250 million 0.08% of net assets over $1 billion

Name of Fund	Net Assets As of June 30, 2006	Annual Rate of Management Fees as a Percentage of Net Assets
Government/Repo Portfolio[1]	$1,045,067,348	0.20% of first $250 million 0.15% of next $250 million 0.12% of next $250 million 0.10% of next $250 million 0.08% of net assets over $1 billion
BlackRock Liquidity Funds
TempFund[1]	$31,315,246,538	.350% of the first $1 billion
.300% of the next $1 billion
.250% of the next $1 billion
.200% of the next $1 billion
.195% of the next $1 billion
.190% of the next $1 billion
.180% of the next $1 billion
.175% of the next $1 billion
		.170% of amounts in excess of $8 billion.
TempCash[1]	$11,769,119,250	.350% of the first $1 billion
.300% of the next $1 billion
.250% of the next $1 billion
.200% of the next $1 billion
.195% of the next $1 billion
.190% of the next $1 billion
.185% of the next $1 billion
		.180% of amounts in excess of $7 billion.
MuniFund[1]	$2,743,860,527	.350% of the first $1 billion
.300% of the next $1 billion
.250% of the next $1 billion
.200% of the next $1 billion
.195% of the next $1 billion
.190% of the next $1 billion
.185% of the next $1 billion
		.180% of amounts in excess of $7 billion.
MuniCash[1]	$973,418,692	.350% of the first $1 billion
.300% of the next $1 billion
.250% of the next $1 billion
.200% of the next $1 billion
.195% of the next $1 billion
.190% of the next $1 billion
.185% of the next $1 billion
		.180% of amounts in excess of $7 billion.
California Money Fund[1]	$1,046,068,260	.375% of the first $1 billion .350% of the next $1 billion .325% of the next $1 billion .300% of amounts in excess of $3 billion.

Name of Fund	Net Assets As of June 30, 2006	Annual Rate of Management Fees as a Percentage of Net Assets
New York Money Fund[1]	$472,693,597	.375% of the first $1 billion .350% of the next $1 billion .325% of the next $1 billion .300% of amounts in excess of $3 billion.
FedFund[1]	$3,496,571,779	The Management Fee is equal to Calculation A plus Calculation B.
Calculation A
.175% of the first $1 billion*
.150% of the next $1 billion*
.125% of the next $1 billion*
.100% of the next $1 billion*
.095% of the next $1 billion*
.090% of the next $1 billion*
.085% of the next $1 billion*
		.080% of amounts in excess of $7 billion.*
		Calculation B . .175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of amounts in excess of $3 billion.**
T-Fund[1]	$4,900,200,882	The Management Fee is equal to Calculation A plus Calculation B.
Calculation A
.175% of the first $1 billion*
.150% of the next $1 billion*
.125% of the next $1 billion*
.100% of the next $1 billion*
.095% of the next $1 billion*
.090% of the next $1 billion*
.085% of the next $1 billion*
		.080% of amounts in excess of $7 billion.*
		Calculation B .175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of amounts in excess of $3 billion.**

Name of Fund	Net Assets As of June 30, 2006	Annual Rate of Management Fees as a Percentage of Net Assets
Federal Trust Fund[1]	$116,038,334	The Management Fee is equal to Calculation A plus Calculation B.
Calculation A
.175% of the first $1 billion*
.150% of the next $1 billion*
.125% of the next $1 billion*
.100% of the next $1 billion*
.095% of the next $1 billion*
.090% of the next $1 billion*
.085% of the next $1 billion*
		.080% of amounts in excess of $7 billion.*
		Calculation B .175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of amounts in excess of $3 billion.**
Treasury Trust Fund[1]	$1,196,684,209	The Management Fee is equal to Calculation A plus Calculation B.
Calculation A
.175% of the first $1 billion*
.150% of the next $1 billion*
.125% of the next $1 billion*
.100% of the next $1 billion*
.095% of the next $1 billion*
.090% of the next $1 billion*
.085% of the next $1 billion*
		.080% of amounts in excess of $7 billion.*
		Calculation B .175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of amounts in excess of $3 billion.**
BlackRock Funds
Money Market Portfolio[1]	$1,474,478,284	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion
U.S. Treasury Money Market Portfolio[1]	$484,487,257	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion

Name of Fund	Net Assets As of June 30, 2006	Annual Rate of Management Fees as a Percentage of Net Assets
Municipal Money Market Portfolio[1]	$311,339,143	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion
New Jersey Municipal Money Market Portfolio[1]	$184,563,354	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion
North Carolina Municipal Money Market Porfolio[1]	$64,618,176	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion
Ohio Municipal Money Market Portfolio[1]	$136,200,685	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion
Pennsylvania Municipal Money Market Portfolio[1]	$606,352,477	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion
Virginia Municipal Money Market Portfolio[1]	$33,455,682	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion
GuideStone Funds
Money Market Fund	$850,122,245	0.065% of net assets
Metropolitan Series Fund, Inc.
BlackRock Money Market Portfolio	$1,228,725,000	.08% of first $500 million .07% of next $500 million .06% of net assets over $1 billion

1  BIMC has fee waiver and/or expense reimbursement arrangements with these funds. The management fee rates shown do not reflect the effect of these fee waivers or expense reimbursement arrangements.

*  Based on the combined average net assets of FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund.

**  Based on the average net assets of each Fund.

Services to the Portfolio by Affiliated Parties

PFPC, 301 Bellevue Parkway, Wilmington, Delaware 19809, provides certain accounting and administration services to the Portfolio pursuant to the current Delegation Agreement with the Company and BIMC. PFPC will continue to provide these services to the Portfolio after the New Agreement is approved by shareholders pursuant to a new Delegation Agreement with the Company and BIMC. PFPC is an affiliate of BIMC. Pursuant to the current Delegation Agreement, PFPC is entitled to receive a maximum annual fee of 0.10% of the Portfolio's average daily net assets paid by the Portfolio out of the fees payable to BIMC pursuant to the Current Agreement. During the fiscal year ended August 31, 2005, BIMC paid PFPC $87,396 in fees pursuant to the current Delegation Agreement.

PFPC provides certain regulatory administration services to the Portfolio pursuant to a Regulatory Administration Services Agreement with the Company. Pursuant to the Regulatory Administration Services Agreement, PFPC is entitled to receive a maximum annual fee of 0.018% of the aggregate average daily net assets of the Company's portfolios, including the Portfolio, up to $1.2 billion, 0.013% of the aggregate average daily net assets of such portfolios between $1.2 billion and $1.7 billion, 0.010% of the aggregate average daily net assets of such portfolios between $1.7 billion and $2.5 billion, 0.0075% of the aggregate average daily net assets of such portfolios between $2.5 billion and $3.0 billion, and 0.005% of the aggregate average daily net assets of such portfolios in excess of $3.0 billion. During the fiscal year ended August 31, 2005, the Portfolio paid PFPC $31,803 in fees pursuant to the Regulatory Administration Services Agreement.

PFPC serves as transfer and dividend disbursing agent to the Portfolio pursuant to a Transfer Agency Agreement. For its services to the Portfolio under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of out-of-pocket expenses. PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 to $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Portfolio's Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Portfolio pays PFPC $2.25 per customer verification and $0.02 per month per record result maintained. During the fiscal year ended August 31, 2005, the Portfolio paid PFPC transfer agent fees and expenses in the amount of $27,825. Of this amount, the Bedford Class and the Sansom Street Class paid PFPC fees of $2,379 and $25,446, respectively. Transfer agent fees paid to PFPC during the fiscal year ended August 31, 2005 include fees for implementation of the Portfolio's Anti-Money Laundering Program and Customer Identification Program.

PFPC Distributors, Inc. ("PDI") serves as the distributor of the Portfolio's shares pursuant to a Distribution Agreement. PDI has its principal business address at 760 Moore Road, King of Prussia, Pennsylvania 19406. BIMC is an affiliate of PDI. No compensation is payable by the Portfolio to the distributor for its distribution services pursuant to the Distribution Agreement.

PDI receives fees for distribution services provided pursuant to separate Distribution Plans adopted by the Company's Board of Directors pursuant to Rule 12b-1 under the 1940 Act for the Bedford Class and Sansom Street Class (the "Bedford Class Plan" and the "Sansom Street Class Plan," respectively). Pursuant to the Bedford Class Plan and the Sansom Street Class Plan, PDI is entitled to receive a distribution fee at the maximum annual rate of 0.65% and 0.20% of the average daily net assets of the Bedford Class and Sansom Street Class, respectively. During the fiscal year ended August 31, 2005, the Portfolio's Bedford Class paid PDI $616,138 in distribution fees pursuant to the Bedford Class Plan, of which $488,041 was paid to broker-dealers, and $128,097 was retained by PDI. During the fiscal year ended August 31, 2005, the Portfolio's Sansom Street Class paid PDI $0 (after waivers and reimbursements) in distribution fees pursuant to the Sansom Street Class Plan, and PDI waived $56,669 in distribution fees.

Pursuant to a Custodian Agreement, PFPC Trust Company, an affiliate of BIMC, serves as the Portfolio's custodian, holding its portfolio securities, cash and other property. For its services to the Portfolio under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $0.25 per $1,000 on the first $50 million of average daily gross assets; $0.20 per $1,000 on the next $50 million of average daily gross assets; and $0.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company. For the year ended August 31, 2005, the Portfolio paid PFPC Trust Company custodian fees in the amount of $60,690.

The Company has entered into service agreements with banks affiliated with PNC who render support services to customers who are beneficial owners of the Sansom Street Class in consideration of the payment of 0.10% of the daily net asset value of such shares. For the fiscal year ended August 31, 2005, service organization fees were $4,013 for the Portfolio.

Services provided to the Portfolio pursuant to the existing Regulatory Administration Services Agreement, Transfer Agency Agreement, Custodian Agreement, Distribution Agreement, the Bedford Class Plan and Sansom Street Class Plan and the service agreements for the Sansom Street Class will continue to be provided after shareholder approval of the New Agreement.

The Board of Directors, including the Independent Board Members, unanimously recommends that shareholders vote "FOR" the approval of the New Agreement.

OTHER MATTERS

No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Portfolio and its shareholders.

VOTING INFORMATION

The By-Laws of the Company requires the affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present for the approval of the proposal. The presence in person or by proxy of the holders of one-third of the Shares entitled to vote shall constitute a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions, broker "non-votes" or withheld votes will be counted as present. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy.

As provided in the 1940 Act, approval of the New Agreement will require the vote of a majority of the outstanding voting securities of the Portfolio voted in person or by proxy at a meeting at which a quorum is present. A "majority of the outstanding voting securities" of the Portfolio means, with respect to the approval of the New Agreement, the lesser of (1) 67% or more of the Portfolio's Shares (irrespective of class) represented at a meeting at which the holders of more than 50% of the outstanding Shares of the Portfolio are present in person or by proxy or (2) more than 50% of the outstanding shares of the Portfolio (irrespective of class).

Each shareholder of record on the Record Date shall be entitled to one vote for each full Share held and each fractional share shall be entitled to a proportionate fractional vote. Shares may be voted in person, by proxy, by telephone or by facsimile.

ADDITIONAL INFORMATION

Principal Holders of the Portfolio's Shares

To the Company's knowledge, the following persons were the record owners of more than 5% of the outstanding Shares of the Portfolio as of the Record Date. The Company does not know whether such persons also beneficially own such Shares.

Fund/ Class	Name and Address of Owner	Number of Shares	Percentage of Share Class
Money Market Portfolio/Bedford Class	Sharebuilder Securities Corporation 1445-120th Avenue NE Bellevue, WA 98005	143,249,696.930	98.58%

Money Market Portfolio/Sansom Street Class	Saxon & Co. c/o PNC Bank N.A. 8800 Tinicum Blvd. Philadelphia, PA 19153	23,750,673.000	88.37%

	Kelmoore Investment Co. Inc. 2471 E. Bayshore Rd., Suite 501 Palo Alto, CA 94303	1,617,193.060	6.02%

	Painewebber c/o Sal Pace Managed Acct. Services 1200 Harbor Blvd., Suite 3 Weehawken, NJ 07086	1,455,263.00	5.42%

For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to "control" such company.

Security Ownership of Management

As of July 31, 2006, none of the Company's directors or officers owned any Shares of the Portfolio.

PROCEDURES FOR SHAREHOLDER COMMUNICATIONS WITH BOARD

The Company's Board will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Directors or to the full Board at the Company's principal business address. The Board or an individual Director will respond to shareholder correspondence in a manner that the Board or Director deems appropriate given the subject matter of the particular correspondence.

The Company maintains copies of all correspondence addressed to individual Directors or the Board. Copies of all such correspondence are forwarded promptly to an individual Director or the Board, as applicable. The Company responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Director or the Board, and communicates such response to the Board or Director to whom the correspondence was addressed.

SHAREHOLDER PROPOSALS

The Company does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Company's By-Laws, as amended, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Company have the right to call a meeting of shareholders to consider the removal of one or more directors. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Company at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated: ____________, 2006

Appendix A

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

(Money Market Portfolio)

AGREEMENT made as of ___________ , 2006 between THE RBB FUND, INC., a Maryland corporation (herein called the "Company"), and BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION, a Delaware corporation (herein called the "Investment Advisor").

WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "1940 Act") and currently offers shares representing interests in seventeen separate investment portfolios; and

WHEREAS, the Company desires to retain the Investment Advisor to render investment advisory and administration services with respect to the Company's Money Market Portfolio (the "Portfolio"), and the Investment Advisor is willing to so render such services,

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1.  Appointment.  The Company hereby appoints the Investment Advisor to act as investment advisor to the Company for the Portfolio for the period and on the terms set forth in this Agreement. The Investment Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Company's Common Stock, $.001 par value (the "Shares") has been classified into one hundred and four different classes of Common Stock. The Portfolio contains two classes of Shares: the Class I Shares and the Class L Shares.

2.  Delivery of Documents. The Company has furnished the Investment Advisor with copies properly certified or authenticated of each of the following:

(a)   Articles of Incorporation of the Company, filed with the Secretary of State of Maryland on February 29, 1988, as amended (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, herein called the "Articles of Incorporation");

(b)   Articles Supplementary of the Company, filed with the Secretary of State of the State of Maryland on March 24, 1988 and all further Articles of Supplementary filed with the State of Maryland ("Articles Supplementary");

(c)   By-Laws of the Company, as amended (such By-Laws, as presently in effect and as they shall from time to time be amended, herein called the "By-Laws");

(d)   Resolutions of the Board of Directors of the Company authorizing the appointment of the Investment Advisor and the execution and delivery of this Agreement;

(e)   A copy of each Distribution Agreement between the Company and the Company's principal underwriter (the "Distributor") relating to any class of Shares representing interests in the Portfolio and the form of each related Dealer Agreement, if any, for broker-dealers participating in the distribution of any class of Shares representing interests in the Portfolio ("Participating Dealers");

(f)   Each Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, if any, relating to any class of Shares representing interests in the Portfolio;

(g)   Each Shareholder Servicing Agreement, if any, relating to any class of Shares representing interests in the Portfolio;

(h)   Each Non-12b-1 Shareholder Services Plan, if any, relating to any class of Shares representing interests in the Portfolio;

(i)   Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Securities and Exchange Commission ("SEC") on March 24, 1988 and all amendments thereto;

(j)   The initial Registration Statement of the Company on Form N-lA under the Securities Act of 1933 (the "1933 Act") (File No. 33-20827) and under the 1940 Act filed with the SEC on March 24, 1988 relating to the Shares, and all amendments thereto (the "Registration Statement"); and

(k)   Each Prospectus relating to any class of Shares representing interests in the Portfolio in effect under the 1933 Act (such prospectuses, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectuses").

The Company will furnish the Investment Advisor from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.  Management of the Portfolio. Subject to the supervision of the Board of Directors of the Company, the Investment Advisor will provide for the overall management of the Portfolio, including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Company for the Portfolio, (iii) the placement of orders for all purchases and sales made for the Portfolio, and (iv) coordination of contractual relationships and communications between the Company and its contractual service providers. The Investment Advisor will provide the services rendered by it hereunder in accordance with the investment objectives, restrictions and policies of the Portfolio as stated in the applicable Prospectus and the applicable statement of additional information contained in the Registration Statement. The Investment Advisor further agrees that it will maintain all books and records with respect to the securities transactions of the Portfolio, keep its respective books of account and will render to the Company's Board of Directors such periodic and special reports as the Board may request.

To the extent permitted by applicable law and subject to approval by the Company's Board of Directors but not the approval by a vote of the outstanding voting securities of the Portfolio, the Investment Advisor may from time to time, enter into contracts with one or more sub-advisors, including without limitation, affiliates of the Investment Advisor, to perform investment sub-advisory services with respect to the Portfolio. In addition, to the extent permitted by applicable law, the Investment Advisor may reallocate all or a portion of its investment advisory responsibilities under this Agreement to any of its affiliates. The Investment Advisor shall supervise and oversee the activities of each sub-advisor under its sub-advisory contract on behalf of the Portfolio. Subject to approval by the Company's Board of Directors, the Investment Advisor may terminate any or all sub-advisors in its sole discretion at any time to the extent permitted by applicable law.

4.  Brokerage. The Investment Advisor may place orders either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Advisor will attempt to obtain the best net price and the most favorable execution of its orders. In placing orders with such broker or dealer, the Investment Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Advisor may, in its discretion, purchase and sell the Portfolio's securities to and from brokers and dealers who provide the Company with research advice and other services. In no instance will the Portfolio's securities be purchased from or sold to the Distributor, the Investment Advisor or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

5.  Administration Services.

(a)   The Investment Advisor will perform the following administration and accounting functions on a daily basis:

(1)   Journalize the Portfolio's investment, capital share and income and expense activities;

(2)  Verify investment buy/sell trade tickets and transmit trades to the Company's custodian for proper settlement;

(3)   Maintain individual ledgers for investment securities;

(4)   Maintain historical tax lots for each security;

(5)  Reconcile cash and investment balances of the Portfolio with the custodian, and prepare the beginning cash balance available for investment purposes;

(6)   Update the cash availability throughout the day as required;

(7)   Post to and prepare the Portfolio's Statement of Assets and Liabilities and the Statement of Operations;

(8)   Calculate various contractual expenses (e.g., advisory/administration and custody fees);

(9)   Monitor the expense accruals and notify management of the Company of any proposed adjustments;

(10)   Control all disbursements from the Portfolio and authorize such disbursements upon Written Instructions;

(11)   Calculate capital gains and losses;

(12)   Determine net income;

(13)   Obtain security market quotes from independent pricing services approved by management of the Company, or if such quotes are unavailable, then obtain such prices from management of the Company, and in either case calculate the market value of the Portfolio's investments;

(14)   Compute the net asset value of the Portfolio; and

(15)   Compute the Portfolio's yields, total return, expense ratios, Portfolio turnover rate, and, Portfolio average dollar-weighted maturity.

(b)   In addition to the accounting services described in the foregoing Paragraph 5(a), the Investment Advisor will:

(1)  Provide general ledger and Portfolio holdings upon request;

(2)  Prepare quarterly broker security transactions summaries;

(3)  Supply various normal and customary Portfolio and Company statistical data as requested on an ongoing basis;

(4)  Prepare for execution and file the Portfolio's and Company's Federal and state tax returns;

(5)  Prepare and file the Company's Semi-Annual Reports with the SEC on Form N-SAR and prepare and file the Company's Rule 24f-2 Notice and Form N-PX with the SEC;

(6)  Prepare and file with the SEC the Portfolio's and Company's annual, semi-annual and quarterly Shareholder reports on Form N-CSR and Form N-Q;

(7)  Assist with the preparation of registration statements on Form N-lA and other filings relating to the registration of Shares;

(8)  Monitor the Company's status as a regulated investment company under Sub-chapter M of the Internal Revenue Code of 1986, as amended;

(9)   Qualify the Class I Shares and the Class L Shares for sale in each state in which the Company's Board of Directors determines to sell the Class I Shares or the Class L Shares and make all filings and take all appropriate actions necessary to maintain and renew such registrations of the Class I Shares and the Class L Shares;

(10)  Monitor the Company's compliance with the amounts and conditions of each such state qualification; and

(11)  Maintain the Company's fidelity bond as required by the 1940 Act and obtain a directors and officers liability policy.

(c)   The Investment Advisor shall act as liaison with the Company's independent registered public accounting firm and shall provide account analyses, fiscal year summaries, and other audit related schedules. The Investment Advisor shall take all reasonable action in the performance of its obligations under this Agreement to assure that the necessary information is made available to such firm for the expression of its opinion, as such may be required by the Company from time to time.

6.  Conformity with Law; Confidentiality. The Investment Advisor further agrees that it will comply with all applicable Rules and Regulations of all Federal regulatory agencies having jurisdiction over the Investment Advisor in the performance of its duties hereunder (herein called the "Rules"). The Investment Advisor will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

7.  Services Not Exclusive. The investment management and administration services rendered by the Investment Advisor hereunder are not to be deemed exclusive, and the Investment Advisor shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

8.  Books and Records. In compliance with the requirements of Rule 31a-3 of the 1940 Act, the Investment Advisor hereby agrees that all records which it maintains for the Portfolio are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Investment Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 of the Rules.

9.  Expenses. During the term of this Agreement, the Investment Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of (including brokerage commissions, if any) securities purchased for the Portfolio, the cost of any independent pricing service used in valuing the Portfolio's securities and fees and expenses of registering and qualifying shares for distribution under state securities laws.

In addition, if the expenses borne by the Portfolio in any fiscal year exceed the most restrictive applicable expense limitations imposed by the securities regulations of any state in which the Shares are registered or qualified for sale to the public, the Investment Advisor shall reimburse the Portfolio for any excess up to the amount of the fees payable by the Portfolio to it during such fiscal year pursuant to Paragraph 10 hereof; provided, however, that notwithstanding the foregoing, the Investment Advisor shall reimburse the Portfolio for such excess expenses regardless of the amount of such fees payable to it during such fiscal year to the extent that the securities regulations of any state in which the Shares are registered or qualified for sale so require.

10.  Compensation.

(a)   For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Company will pay the Investment Advisor from the assets of the Portfolio and the Investment Advisor will accept as full compensation therefor a fee, computed daily and payable monthly, at the following annual rate: 0.45% of the first $250 million of the Portfolio's average daily net assets, 0.40% of the next $250 million of the Portfolio's average daily net assets, and 0.35% of the Portfolio's average daily net assets in excess of $500 million.

(b)   The fee attributable to the Portfolio shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Company.

11.  Limitation of Liability of the Investment Advisor. The Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Notwithstanding the foregoing, the Investment Advisor shall be liable to the Company for the acts and omissions of the Sub-Advisor to the extent that the Sub-Advisor is liable to the Investment Advisor for such acts or omissions under the Sub-Advisory Agreement between the Investment Advisor and the Sub-Advisor.

12.  Duration and Termination. This Agreement shall become effective with respect to the Portfolio upon approval of this Agreement by vote of a majority of the outstanding voting securities of the Portfolio and, unless sooner terminated as provided herein, shall continue with respect to the Portfolio until August 16, 2007. Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on August 16th, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated with respect to the Portfolio by the Company at any time, without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' written notice to the Investment Advisor, or by the Investment Advisor at any time, without payment of any penalty, on 90 days' written notice to the Company. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

13.  Delegation. On thirty (30) days prior written notice to the Portfolio, the Investment Advisor may delegate those of its duties set forth in Paragraph 5 hereof to any wholly-owned direct or indirect subsidiary of The PNC Financial Services Group, Inc. provided that (i) the delegate agrees with the Investment Advisor to comply with all relevant provisions of the 1940 Act; and (ii) the Investment Advisor and such delegate shall promptly provide such information as the Portfolio may request, and respond to such questions as the Portfolio may ask, relative to the delegation, including (without limitation) the capabilities of the delegate. Any delegation under this Paragraph shall not be deemed an assignment for purposes of paragraph 12 hereof. Notwithstanding any such delegation, the Investment Advisor shall remain responsible for the performance of its duties set forth in Paragraph 5 hereof and shall hold the Portfolio harmless from the acts and omissions, under the standards of care provided for herein, of any delegate chosen pursuant to this Paragraph 13.

14.  Amendment of this Agreement. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

15.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.

By: President

BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

By: President

PROXY

Money Market Portfolio

(An Investment Portfolio of The RBB Fund, Inc.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS

September 26, 2006

This proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the “Company”) for the Special Meeting of Shareholders (the “Meeting”) and relates to the proposal with respect to the Company’s Money Market Portfolio (the “Portfolio”). The undersigned hereby appoints Edward J. Roach, Tina M. Payne and James Shaw, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio which the undersigned is entitled to vote at the Meeting to be held at 10:30 a.m. (Eastern time), on September 26, 2006, at the Company’s offices, Bellevue Park Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809, and any adjournment(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE PORTFOLIO WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR FACSIMILE.

VOTE BY TELEPHONE, FACSIMILE OR BY MAIL

CALL TOLL-FREE 1-800-[          ];

FAX YOUR SIGNED AND DATED PROXY CARD TO XXX-XXX-XXXX; OR

RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Money Market Portfolio

(An Investment Portfolio of the RBB Fund, Inc.)

Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

Unless otherwise specified in the blocks provided, the undersigned’s vote will be cast FOR the proposal below. The Board of Directors of The RBB Fund, Inc. recommends that you vote FOR the proposal set forth below.

Proposal 1: To approval a new Investment Advisory and Administration Agreement between the Company, on behalf of the Portfolio, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED                    , 2006, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Signature (PLEASE SIGN WITHIN BOX)	Date

Signature (Joint Owners)	Date

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